CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8, File No. 33-33704, and to all references to our Firm included in this Form 10-K.


Denver, Colorado,                                 ARTHUR ANDERSEN LLP
April 13, 2000.